Exhibit 32.2

ROFIN-SINAR TECHNOLOGIES INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rofin-Sinar Technologies Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ingrid Mittelstaedt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: August 8, 2016
/s/ Ingrid Mittelstaedt
Ingrid Mittelstaedt

Chief Financial Officer, Executive Vice President, Finance and Administration, and Treasurer (Principal Financial and Accounting Officer)